Filed pursuant to Rule 497(e)

File Nos. 002-98772 and 811-04347

GMO TRUST

Supplement dated November 13, 2012 to the

GMO Trust Multi-Class Prospectus dated June 30, 2012

Asset Allocation Funds

All references to the “International Equity Funds” in the Asset Allocation Fund summaries in the Prospectus are amended to include GMO Risk Premium Fund (“Risk Premium Fund”), a series of GMO Trust offered through a separate prospectus. Any GMO Asset Allocation Fund that may invest in the “International Equity Funds” may (but is not required to) invest in Risk Premium Fund, in addition to the other Funds identified in the Prospectus as “International Equity Funds.” For information about Risk Premium Fund, see “Investment in Other GMO Funds” below.

Investment in Other GMO Funds

The section captioned “Investment in Other GMO Funds” beginning on page 221 of the Prospectus is amended to include the following information:

GMO Risk Premium Fund. GMO Risk Premium Fund (“Risk Premium Fund”), a series of the Trust, is not offered by this Prospectus. Risk Premium Fund is managed by GMO.

Risk Premium Fund pays an investment management fee to the Manager at the annual rate of 0.45% of Risk Premium Fund’s average daily net assets for each class of shares. Risk Premium Fund offers Class III, Class IV, Class V and Class VI shares. Class III, Class IV, Class V, and Class VI shares pay shareholder service fees to the Manager at the annual rate, respectively, of 0.15%, 0.10%, 0.085% and 0.055% of the class’s average daily net assets.

Risk Premium Fund’s investment objective is total return.

The Manager will seek to achieve Risk Premium Fund’s investment objective primarily by selling (writing) put options on U.S. and non-U.S. (e.g., Europe, United Kingdom, Japan, Hong Kong, Canada and Australia) stock indices.

The Manager determines which options to sell based on its assessment of the aggregate demand for put options on a given stock index. The Manager expects Risk Premium Fund to sell put options on a number of stock indices but, from time to time, Risk Premium Fund may have substantial exposures to a relatively small number of U.S. and/or international stock indices.

Risk Premium Fund may purchase and sell put and call options of any type, including options on global, regional and country stock indices and options on exchange-traded funds (“ETFs”). Risk Premium Fund may transact in exchange-traded or over-the-counter (“OTC”) options, and options utilized by Risk Premium Fund may be cash-settled or physically settled. Risk Premium Fund is also permitted to invest in other securities which the Manager believes will provide positive total return. Risk Premium Fund is permitted to invest in options and other securities tied economically to any country in the world, including emerging countries.

The Manager expects that Risk Premium Fund’s option positions typically will be fully collateralized at the time when Risk Premium Fund is selling them, which means that Risk Premium Fund plans to hold sufficient assets to cover the maximum possible loss that the Fund might sustain upon the assignment or exercise of an option sold by Risk Premium Fund.

For collateral and cash management purposes, Risk Premium Fund will invest a substantial portion of its assets in shares of U.S. Treasury Fund, U.S. Treasury bills and other highly rated securities, and unaffiliated money market funds.

A GMO Fund that invests in Risk Premium Fund is subject to all of the risks to which Risk Premium Fund is exposed. The principal risks of an investment in Risk Premium Fund include Market Risk — Equity Securities, Options Risk, Liquidity Risk, Management and Operational Risk, Focused Investment Risk, Non-U.S. Investment Risk, Currency Risk, Derivatives Risk, Counterparty Risk, Market Risk — Fixed Income Securities, Credit Risk, Market Disruption and Geopolitical Risk and Large Shareholder Risk. Risk Premium Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by Risk Premium Fund may affect Risk Premium Fund’s performance more than if Risk Premium Fund were a diversified investment company. Shareholders of each GMO Fund investing in Risk Premium Fund are indirectly exposed to these risks.